                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                    PORTFOLIO AT A GLANCE
         Q&A WITH YOUR PORTFOLIO MANAGERS       4

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS       7
                     FINANCIAL STATEMENTS      10
            NOTES TO FINANCIAL STATEMENTS      16

                   VAN KAMPEN INVESTMENTS
           THE VAN KAMPEN FAMILY OF FUNDS      22
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      23

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
December 20, 2002

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
NOVEMBER 2002, LIKE MOST OF THE REPORTING PERIOD, SEEMED RIFE WITH CONTRADICTIONS. ON NOVEMBER 6, THE FEDERAL RESERVE BOARD (THE FED) CUT THE FEDERAL FUNDS RATE BY 50 BASIS POINTS TO 1.25 PERCENT. USUALLY INTENDED TO STIR UP A STAGNATING ECONOMY, SUCH BOLD ACTIONS SEEMED IN SHARP CONTRAST TO THE COMMERCE DEPARTMENT'S ANNOUNCEMENT ON NOVEMBER 26 THAT THIRD QUARTER GROSS DOMESTIC PRODUCT (GDP) WAS 4 PERCENT--MUCH STRONGER THAN THE ORIGINAL 3.1 PERCENT ESTIMATES. BUT OTHER ECONOMIC EVIDENCE AVAILABLE AT THE END OF THE MONTH CLARIFIED THE FED'S DECISION; THE ECONOMY HAD, INDEED, HIT A SOFT SPOT.

CONSUMER SPENDING, WHICH ACCOUNTS FOR APPROXIMATELY TWO-THIRDS OF U.S. ECONOMIC ACTIVITY, BEGAN THE FOURTH QUARTER AT LEVELS MARKEDLY LOWER THAN AT THE END OF THE THIRD QUARTER. ADDITIONALLY, THERE WAS LITTLE OR NO EVIDENCE THAT CORPORATE SPENDING ON INVENTORY RESTOCKING HAD MOVED TOWARD HIGHER LEVELS. IN FACT, THE WIDELY FOLLOWED INSTITUTE OF SUPPLY MANAGEMENT SURVEY, WHICH TRIES TO GAUGE OVERALL ECONOMIC ACTIVITY BY TRACKING THE SPENDING PLANS OF 300 PURCHASING MANAGERS NATIONWIDE, RECORDED LEVELS CONSISTENT WITH A STILL SLUGGISH ECONOMY--ONE THAT IS EXPERIENCING LESS-THAN-TREND GROWTH.

EMPLOYMENT DATA ALSO DID LITTLE TO CLARIFY THE ECONOMIC OUTLOOK. TOTAL EMPLOYMENT DECLINED SLIGHTLY IN NOVEMBER BUT, ON THE OTHER HAND, THOSE WHO WERE EMPLOYED PRODUCED GOODS AND SERVICES AT THE FASTEST RATE IN THE LAST 30 YEARS. THIS INCREASING PRODUCTIVITY LEVEL KEPT INFLATIONARY PRESSURES UNDER CONTROL.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 2000--September 30, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 00                                                                            0.6%
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(November 30, 2000--November 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Nov 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            5.50                               3.70
Feb 01                                                                      5.50                               3.50
                                                                            5.00                               2.90
                                                                            4.50                               3.30
May 01                                                                      4.00                               3.60
                                                                            3.75                               3.20
                                                                            3.75                               2.70
Aug 01                                                                      3.50                               2.70
                                                                            3.00                               2.60
                                                                            2.50                               2.10
Nov 01                                                                      2.00                               1.90
                                                                            1.75                               1.60
                                                                            1.75                               1.10
Feb 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.60
May 02                                                                      1.75                               1.20
                                                                            1.75                               1.10
                                                                            1.75                               1.50
Aug 02                                                                      1.75                               1.80
                                                                            1.75                               1.50
                                                                            1.75                               2.00
Nov 02                                                                      1.25                               2.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM OF THE VAN KAMPEN RESERVE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED NOVEMBER 30, 2002. CURRENT MEMBERS(1) OF THE TEAM INCLUDE DALE ALBRIGHT, EXECUTIVE DIRECTOR, AND JONATHAN PAGE, MANAGING DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC AND MARKET CONDITIONS IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A   After having maintained its target
federal funds rate at 1.75 percent for most of the period under review, the Federal Open Market Committee (FOMC) reduced the target rate by 50 basis points at its November meeting. At that meeting the Fed also changed its formal economic assessment to one indicating that it saw risks in the foreseeable future as being balanced with respect to meeting its goals of price stability and sustainable economic growth, compared with its prior stance that was weighted mainly toward economic weakness.

    High levels of uncertainty in the market have depressed consumer and business confidence over the past several months. Partially as a result, recent economic data show that the current economic expansion is slowing. The Index of Leading Economic Indicators contracted each month from June through September, and preliminary estimates show that nonfarm payrolls declined in September and November. Industrial production declined each month from August through October. Real Gross Domestic Product (GDP) expanded by just 1.3 percent in the second quarter, down from 5.0 percent growth during the first quarter. Although preliminary estimates show that the economy grew at a faster pace during the third quarter than the second, fourth-quarter growth is expected to be sluggish.

    The fund continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions. As of November 30, 2002, the seven-day average yield was 0.84 percent for Class A shares, 0.06 percent for Class B shares and 0.06 percent for Class C shares, with an effective annual yield of 0.84 percent for Class A shares, 0.06 percent for Class B shares, and 0.06 percent for Class C shares. For the six months ended November 30, 2002, the fund

PORTFOLIO COMPOSITION BY INVESTMENT TYPE

(as a percentage of total investments)

As of November 30, 2002                             As of May 31, 2002

- Commercial Paper...  42.9%         [PIE CHART]    - Commercial                      [PIE CHART]
                                                      Paper...........  55.9%
- U.S. Government                                   - U.S. Government
  Agency.............  34.2%                          Agency..........  18.5%
- Certificates of                                   - Certificates of
  Deposit............  13.3%                          Deposit.........  12.4%
- Repurchase                                        - Repurchase
  Agreements.........   5.0%                          Agreements......   7.4%
- Notes..............   4.6%                        - Notes...........   5.8%

posted a total return at net asset value of 0.49 percent for Class A shares,
0.11 percent for Class B shares and 0.11 percent for Class C shares. Including sales charges, the fund's total return for Class B and C shares was -3.89 percent and -0.89 percent, respectively. (No sales charge is assessed on purchases of Class A shares; other charges may apply.)

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We have continued to invest the
fund's assets in high-quality commercial paper, U.S. Treasury and Federal agency obligations, overnight repurchase agreements, and bank notes and negotiable certificates of deposit of financially strong commercial banks. Over the past six months, we maintained the fund's high credit standards by continuing to invest substantially in Federal agency obligations, especially in the three-month and longer-maturity segment. At the same time, we attempted to limit purchases of corporate obligations to only issuers that possessed both strong short-term credit ratings and relatively high long-term debt ratings. During most of the period under review, given an environment of stable-to-declining money market interest rates, we attempted to maintain the fund's average maturity in excess of 50 days. However, our stance changed after the Fed lowered its target federal funds rate on November 6. Given the extremely low levels of money market interest rates and our belief that the U.S. economy will continue to recover over the next year, we have begun to shorten the weighted average maturity of the fund slightly.

    As of November 30, 2002, the fund's weighted average maturity was 48 days, and 88 percent of holdings were due to mature in less than three months. Therefore, we believe the fund is well positioned for stability of principal with a very high degree of liquidity.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MARKET OVER THE COMING MONTHS?

A   We expect the pace of economic
activity to continue to strengthen during the next six months as consumers and businesses regain confidence. Such a recovery would likely lead to moderately higher levels of short-term interest rates, which could potentially materialize during the second or third quarter of 2003.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                  DATE     PURCHASE       COST
           COMMERCIAL PAPER  42.1%
$15,000    AIG Funding, Inc. .......................  01/17/03     1.796%   $ 14,965,142
 45,000    American Express Credit..................  12/12/02     1.281      44,982,400
 24,850    American Honda Finance Corp. ............  12/10/02     1.764      24,839,066
 20,000    Barclays US Funding Corp. ...............  01/24/03     1.730      19,948,400
 40,000    CBA Finance, Inc. .......................  12/23/02     1.738      39,957,711
 20,000    ChevronTexaco Corp. .....................  12/20/02     1.281      19,986,489
 25,000    Citicorp.................................  01/09/03     1.323      24,964,250
 20,000    Citicorp.................................  01/16/03     1.323      19,966,267
 25,000    Fcar Owner Trust II......................  12/18/02     1.311      24,984,535
 10,000    General Electric Capital Corp. ..........  12/02/02     1.980       9,999,455
 10,000    General Electric Capital Corp. ..........  12/31/02     2.172       9,982,167
 30,000    ING (US) Funding LLC.....................  02/07/03     1.496      29,915,567
 25,000    KFW International Finance, Inc. .........  12/27/02     1.661      24,970,208
 20,000    Mortgage Interest Networking.............  12/11/02     1.766      19,990,222
 25,000    Mortgage Interest Networking.............  01/22/03     1.363      24,950,889
 25,000    New Center Asset Trust...................  01/29/03     1.343      24,945,097
 15,000    Shell Finance Corp. .....................  03/11/03     1.715      14,929,167
 25,000    Societe Generale.........................  02/04/03     1.516      24,931,840
                                                                            ------------
           TOTAL COMMERCIAL PAPER........................................    419,208,872
                                                                            ------------
           U.S. GOVERNMENT AND AGENCY OBLIGATIONS  33.6%
 10,000    Federal Farm Credit Bank Discount Note...  08/06/03     1.477       9,899,422
 20,000    Federal Home Loan Bank Discount Note.....  04/25/03     1.511      19,879,167
 15,403    Federal Home Loan Mortgage Association
           Discount Note............................  12/05/02     1.867      15,399,834
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................  12/13/02     2.095      19,986,267
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................  12/30/02     1.715      19,972,611
 20,000    Federal Home Loan Mortgage Association
           Discount Note............................  02/06/03     1.259      19,953,286
 15,000    Federal Home Loan Mortgage Association
           Discount Note............................  07/17/03     1.763      14,834,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002 (Unaudited)

                                                                 DISCOUNT
PAR                                                              YIELD ON
AMOUNT                                                MATURITY   DATE OF     AMORTIZED
(000)      DESCRIPTION                                  DATE     PURCHASE       COST
           U.S. GOVERNMENT AND AGENCY OBLIGATIONS (CONTINUED)
$10,000    Federal Home Loan Mortgage Association
           Discount Note............................  01/30/03     1.777%   $  9,970,667
 20,000    Federal National Mortgage Association
           Discount Note............................  12/18/02     1.786      19,983,283
 25,000    Federal National Mortgage Association
           Discount Note............................  12/24/02     1.657      24,973,646
 14,325    Federal National Mortgage Association
           Discount Note............................  01/08/03     1.637      14,300,353
 20,000    Federal National Mortgage Association
           Discount Note............................  01/10/03     1.901      19,958,222
 25,000    Federal National Mortgage Association
           Discount Note............................  02/05/03     1.809      24,917,958
 30,000    Federal National Mortgage Association
           Discount Note............................  03/07/03     1.467      29,883,200
 20,000    Federal National Mortgage Association
           Discount Note............................  04/09/03     1.267      19,909,700
 11,000    Federal National Mortgage Association
           Discount Note............................  08/22/03     1.776      10,858,833
 20,000    Student Loan Marketing Discount Note.....  02/04/03     1.903      19,932,111
 20,000    United States Treasury Bill..............  12/26/02     1.781      19,975,486
                                                                            ------------
           TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS..................    334,588,746
                                                                            ------------
           CERTIFICATES OF DEPOSIT  13.1%
 20,000    BNP Paribas..............................  12/31/02     1.720      20,000,000
 25,000    BNP Paribas..............................  01/21/03     1.750      25,000,000
 15,000    Rabobank Nederland NV....................  12/16/02     1.780      15,000,000
 20,000    State Street Bank & Trust................  12/03/02     1.740      20,000,000
 25,000    Wells Fargo Bank NA......................  12/17/02     1.760      25,000,000
 25,000    Wells Fargo Bank NA......................  01/23/03     1.730      25,000,000
                                                                            ------------
           TOTAL CERTIFICATES OF DEPOSIT.................................    130,000,000
                                                                            ------------
           NOTE  4.5%
 25,000    Standard Federal Bank Trust..............  12/02/02     1.760      25,000,000
 20,000    Standard Federal Bank Trust..............  12/06/02     1.700      20,000,000
                                                                            ------------
           TOTAL NOTE....................................................     45,000,000
                                                                            ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2002 (Unaudited)

                                                                              AMORTIZED
DESCRIPTION                                                                      COST
REPURCHASE AGREEMENTS  4.9%
BankAmerica Securities ($48,800,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 11/29/02, to be sold on
  12/02/02 at $48,805,287)................................................   $ 48,800,000
                                                                             ------------
TOTAL INVESTMENTS  98.2%..................................................    977,597,618
OTHER ASSETS IN EXCESS OF LIABILITIES  1.8%...............................     18,332,802
                                                                             ------------

NET ASSETS  100.0%........................................................   $995,930,420
                                                                             ============

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2002 (Unaudited)

ASSETS:
Total Investments, at amortized cost which approximates
  market value..............................................  $977,597,618
Cash........................................................        40,516
Receivables:
  Fund Shares Sold..........................................    21,219,358
  Interest..................................................       572,734
Other.......................................................       140,089
                                                              ------------
    Total Assets............................................   999,570,315
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................     1,952,882
  Distributor and Affiliates................................       784,865
  Investment Advisory Fee...................................       316,412
  Income Distributions......................................        22,944
Accrued Expenses............................................       387,994
Trustees' Deferred Compensation and Retirement Plans........       174,798
                                                              ------------
    Total Liabilities.......................................     3,639,895
                                                              ------------
NET ASSETS..................................................  $995,930,420
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $995,955,553
Accumulated Undistributed Net Investment Income.............         2,502
Accumulated Net Realized Loss...............................       (27,635)
                                                              ------------
NET ASSETS..................................................  $995,930,420
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value, offering price and redemption price per
    share (Based on net assets of $549,894,841 and
    549,934,002 shares of beneficial interest issued and
    outstanding)............................................  $       1.00
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $386,339,046 and 386,342,875 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $59,696,533 and 59,720,334 shares of
    beneficial interest issued and outstanding).............  $       1.00
                                                              ============

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended November 30, 2002 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $8,820,220
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $389,845, $1,726,439 and $284,394,
  respectively).............................................   2,400,678
Investment Advisory Fee.....................................   1,902,297
Shareholder Services........................................   1,131,697
Custody.....................................................      97,428
Legal.......................................................      17,084
Trustees' Fees and Related Expenses.........................      14,820
Other.......................................................     248,257
                                                              ----------
    Total Expenses..........................................   5,812,261
    Investment Advisory Fee Reduction.......................         535
    Less Credits Earned on Cash Balances....................      55,666
                                                              ----------
    Net Expenses............................................   5,756,060
                                                              ----------
NET INVESTMENT INCOME.......................................  $3,064,160
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,064,160
                                                              ==========

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                    SIX MONTHS ENDED      YEAR ENDED
                                                    NOVEMBER 30, 2002    MAY 31, 2002
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................  $     3,064,160    $    14,409,154
                                                     ---------------    ---------------

Distributions from Net Investment Income:
  Class A Shares...................................       (2,590,623)        (9,391,875)
  Class B Shares...................................         (406,598)        (4,252,158)
  Class C Shares...................................          (66,950)          (748,354)
                                                     ---------------    ---------------
Total Distributions................................       (3,064,171)       (14,392,387)
                                                     ---------------    ---------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................              (11)            16,767
                                                     ---------------    ---------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..........................    1,500,637,237      1,896,126,309
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.....................................        3,064,171         14,392,387
Cost of Shares Repurchased.........................   (1,315,534,850)    (1,956,211,417)
                                                     ---------------    ---------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS.....................................      188,166,558        (45,692,721)
                                                     ---------------    ---------------
TOTAL INCREASE/DECREASE IN NET ASSETS..............      188,166,547        (45,675,954)
NET ASSETS:
Beginning of the Period............................      807,763,873        853,439,827
                                                     ---------------    ---------------
End of the Period (Including accumulated
  undistributed net investment income of $2,502 and
  $2,513, respectively)............................  $   995,930,420    $   807,763,873
                                                     ===============    ===============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                   YEAR ENDED MAY 31,
CLASS A SHARES                 NOVEMBER 30,   -------------------------------------------
                                   2002        2002     2001      2000     1999     1998
                               ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 1.00      $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                  ------      ------   ------    ------   ------   ------
Net Investment Income.........       -0-(d)      .02      .05       .05      .04      .05
Less Distributions from Net
  Investment Income...........       -0-(d)      .02      .05       .05      .04      .05
                                  ------      ------   ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 1.00      $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                  ======      ======   ======    ======   ======   ======

Total Return (b)..............      .49%*(e)   1.93%    5.35%(a)  4.92%    4.55%    4.78%
Net Assets at End of the
  Period (In millions)........    $549.9      $458.0   $451.7    $573.3   $529.6   $634.1
Ratio of Expenses to Average
  Net Assets (c)..............      .84%(e)     .91%     .95%      .82%     .84%    1.02%
Ratio of Net Investment Income
  to Average Net Assets.......      .97%(e)    1.94%    5.22%     4.71%    4.38%    4.60%

 * Non-Annualized

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and includes combined Rule 12b-1 fees and service fees of up to .15% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended November 30, 2002 and the year ended May 31, 1999.

(d) Amount is less than $.01.

(e) If certain expenses had not been voluntarily assumed by Van Kampen, total return, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have changed by less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                   YEAR ENDED MAY 31,
CLASS B SHARES                 NOVEMBER 30,   -------------------------------------------
                                   2002        2002     2001      2000     1999     1998
                               ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................    $ 1.00      $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                  ------      ------   ------    ------   ------   ------
Net Investment Income.........       -0-(d)      .01      .05       .04      .04      .04
Less Distributions from Net
  Investment Income...........       -0-(d)      .01      .05       .04      .04      .04
                                  ------      ------   ------    ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD......................    $ 1.00      $ 1.00   $ 1.00    $ 1.00   $ 1.00   $ 1.00
                                  ======      ======   ======    ======   ======   ======

Total Return (b)..............      .11%*(e)   1.16%    4.66%(a)  4.14%    3.78%    3.99%
Net Assets at End of the
  Period (In millions)........    $386.3      $299.1   $338.7    $238.8   $129.8   $123.0
Ratio of Expenses to Average
  Net Assets (c)..............     1.60%(e)    1.67%    1.58%     1.57%    1.63%    1.79%
Ratio of Net Investment Income
  to Average Net Assets.......      .21%(e)    1.17%    4.43%     3.96%    3.71%    3.91%

 * Non-Annualized

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge (CDSC) of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended November 30, 2002 and the year ended May 31, 1999.

(d) Amount is less than $.01.

(e) If certain expenses had not been voluntarily assumed by Van Kampen, total return, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have changed by less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                  YEAR ENDED MAY 31,
CLASS C SHARES                   NOVEMBER 30,   ----------------------------------------
                                     2002       2002    2001       2000    1999    1998
                                 -------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................    $1.00       $1.00   $1.00      $1.00   $1.00   $1.00
                                    -----       -----   -----      -----   -----   -----
Net Investment Income...........      -0-(d)      .01     .05        .04     .04     .04
Less Distributions from Net
  Investment Income.............      -0-(d)      .01     .05        .04     .04     .04
                                    -----       -----   -----      -----   -----   -----
NET ASSET VALUE, END OF THE
  PERIOD........................    $1.00       $1.00   $1.00      $1.00   $1.00   $1.00
                                    =====       =====   =====      =====   =====   =====

Total Return (b)................     .11%*(e)   1.23%   4.57%(a)   4.14%   3.77%   3.99%
Net Assets at End of the Period
  (In millions).................    $59.7       $50.7   $63.0      $54.7   $26.9   $16.1
Ratio of Expenses to Average Net
  Assets (c)....................    1.60%(e)    1.60%   1.69%      1.57%   1.63%   1.78%
Ratio of Net Investment Income
  to Average Net Assets.........     .21%(e)    1.29%   4.40%      3.96%   3.73%   3.91%

 * Non-Annualized

(a) If certain losses had not been assumed by Van Kampen, total return would have been lower by less than .01%.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .90% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the six months ended November 30, 2002 and the year ended May 31, 1999.

(d) Amount is less than $.01.

(e) If certain expenses had not been voluntarily assumed by Van Kampen, total return, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have changed by less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Reserve Fund (the "Fund") is organized as a Delaware business trust. The Fund is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek protection of capital and high current income. The Fund's investment adviser seeks to achieve this objective through investments in U.S. dollar denominated money market securities. The Fund commenced investment operations on July 12, 1974. The distribution of the Fund's Class B and Class C Shares commenced on April 18, 1995.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are valued at amortized cost, which approximates market value. Under this valuation method, a portfolio instrument is valued at cost and any discount or premium is accreted or amortized to the maturity of the instrument.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At May 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $27,635 which will expire between May 31, 2004 and 2009.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares dividends daily from net investment income and automatically reinvests such dividends daily. Shareholders can elect to receive the cash equivalent of their daily dividends at each month end. The Fund distributes capital gains, if any, to shareholders at least annually.

    The tax character of distributions paid during the year ended May 31, 2002 was as follows:

                                                                   2002
Distributions paid from:
  Ordinary income...........................................    $14,639,745

    As of May 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $214,129

F. EXPENSE REDUCTIONS During the six months ended November 30, 2002, the Fund's custody fee was reduced by $55,666 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $150 million..........................................       .50%
Next $100 million...........................................       .45%
Next $100 million...........................................       .40%
Over $350 million...........................................       .35%

    For the six months ended November 30, 2002, the Adviser voluntarily waived $535 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    The Fund recognized expenses of approximately $17,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended November 30, 2002, the Fund recognized expenses of approximately $32,300 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended November 30, 2002, the Fund recognized expenses of approximately $889,600 representing transfer agency fees paid to VKIS.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $98,800 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2002. Appreciation/depreciation and distributions received from these investments are

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At November 30, 2002, capital aggregated $549,899,547, $386,338,330 and
$59,719,676 for Classes A, B, and C, respectively. For the six months ended November 30, 2002, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,140,566,748    $ 1,140,566,748
  Class B..........................................     299,204,836        299,204,836
  Class C..........................................      60,865,653         60,865,653
                                                     --------------    ---------------
Total Sales........................................   1,500,637,237    $ 1,500,637,237
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................       2,636,336    $     2,636,336
  Class B..........................................         366,582            366,582
  Class C..........................................          61,253             61,253
                                                     --------------    ---------------
Total Dividend Reinvestment........................       3,064,171    $     3,064,171
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,051,330,438)   $(1,051,330,438)
  Class B..........................................    (212,308,036)      (212,308,036)
  Class C..........................................     (51,896,376)       (51,896,376)
                                                     --------------    ---------------
Total Repurchases..................................  (1,315,534,850)   $(1,315,534,850)
                                                     ==============    ===============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

    At May 31, 2002, capital aggregated $458,026,901, $299,074,948, and
$50,687,146 for Classes A, B, and C, respectively. For the year ended May 31, 2002, transactions were as follows:

                                                         SHARES             VALUE
Sales:
  Class A..........................................   1,374,222,816    $ 1,374,222,816
  Class B..........................................     382,872,986        382,872,986
  Class C..........................................     139,030,507        139,030,507
                                                     --------------    ---------------
Total Sales........................................   1,896,126,309    $ 1,896,126,309
                                                     ==============    ===============
Dividend Reinvestment:
  Class A..........................................       9,391,875    $     9,391,875
  Class B..........................................       4,252,158          4,252,158
  Class C..........................................         748,354            748,354
                                                     --------------    ---------------
Total Dividend Reinvestment........................      14,392,387    $    14,392,387
                                                     ==============    ===============
Repurchases:
  Class A..........................................  (1,377,327,816)   $(1,377,327,816)
  Class B..........................................    (426,739,268)      (426,739,268)
  Class C..........................................    (152,144,333)      (152,144,333)
                                                     --------------    ---------------
Total Repurchases..................................  (1,956,211,417)   $(1,956,211,417)
                                                     ==============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended November 30, 2002 and the year ended May 31, 2002, 4,884,877 and 18,883,624 Class B Shares automatically converted to Class A Shares, respectively. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended November 30, 2002 and the year ended May 31, 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge
(CDSC). The CDSC will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

November 30, 2002 (Unaudited)

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended November 30, 2002, Van Kampen, as Distributor for the Fund, received net commissions on redeemed shares which were subject to a CDSC of approximately $3,016,723. Sales charges do not represent expenses to the Fund.

4. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .15% of Class A average daily net assets and .90% each of Class B and Class C average daily net assets are accrued daily. Included in these fees for the six months ended November 30, 2002 are payments retained by Van Kampen of approximately $1,552,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $6,500.

    Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $10,805,600. This amount may be recovered from future payments under the plan or contingent deferred sales charges.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   High Yield Municipal*
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Fund Info                                             [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN RESERVE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
23, 133, 233                                                   Member NASD/SIPC.
RES SAR 1/03                                                     9033A03-AP-1/03